UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 8, 2021

Perdoceo Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

231 N. Martingale Rd., Schaumburg, IL	60173
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 781-3600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PRDO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

New Director

On March 8, 2021, the Board of Directors of Perdoceo Education Corporation (the "Company") appointed Alan D. Wheat to the Company’s Board of Directors for a term expiring at the 2021 annual meeting of stockholders, or until his respective successor is elected or qualified or until his earlier resignation or removal.

A copy of the press release announcing Mr. Wheat’s appointment is attached as Exhibit 99.1.

As a non-employee director of the Company, Mr. Wheat will receive an annual retainer of $80,000, payable in quarterly installments.  In addition, an individual meeting fee of $1,500 will be paid to non-employee directors for each Board and committee meeting commencing with the eighteenth Board or eighteenth committee meeting in the 12-month period following the annual meeting of the Company's stockholders.  The final quarterly payment with respect to a calendar year is contingent on the director having attended at least 75% of the aggregate of the total number of Board meetings (held during the portion of the year for which such individual has been a director) plus the total number of meetings held by all committees of the Board on which such person served (during the portion of the year that the person served on such committee). In the event the director has not achieved this attendance level, the director will forfeit the entire amount of the final quarterly retainer payment. This forfeiture provision does not apply to (1) Board or committee meeting fees payable when the Board or committee holds 18 or more meetings during the 12-month period following the annual meeting of the Company's stockholders, or (2) equity awards (described below). All non-employee directors are reimbursed for their reasonable out-of-pocket expenses incurred in attending Board and committee meetings and associated with Board or committee responsibilities, including attendance at one director education program each year.

In addition, under the director compensation program adopted effective January 1, 2020, each non-employee director receives an annual grant of restricted stock units on the date of the annual meeting of stockholders with a target value at grant of $100,000, and new directors who join the Board during the year receive a pro rata equity award for their partial year of service.  Each restricted stock unit represents the contingent right to receive one share of the Company’s common stock after one year, subject to continued Board service during the applicable director term. In accordance with this director compensation program, Mr. Wheat received a prorated award to purchase 1,931 restricted stock units which vests on March 14, 2022, subject to continued service on the Board through the 2021 annual meeting.

As a non-employee director, Mr. Wheat will be subject to the Company’s stock ownership guidelines (as described in the Company’s proxy statement for its 2020 annual meeting of stockholders).

Mr. Wheat is covered by our directors' and officers' insurance policy and also has an indemnification agreement providing indemnification and advancement of expenses to the fullest extent permitted by Delaware law (a form of which is filed as Exhibit 10.9 to our Quarterly Report on Form 10-Q for the period ended June 30, 2016).

There have been no transactions since the beginning of the last fiscal year, or any currently proposed transactions, in which the Company or any of its affiliates was or is to be a participant and in which Mr. Wheat has or had a direct or indirect material interest, nor does Mr. Wheat have any family relationship with any director or executive officer of the Company.

Mr. Wheat has not yet been named to any committees of the Board.

Annual Incentive Award Program

On March 8, 2021, the Compensation Committee (the “Committee”) of the Board of Directors of the Company approved the 2021 Annual Incentive Award Program (the “2021 AIP”) pursuant to the Career Education Corporation 2016 Incentive Compensation Plan (the “2016 Plan”).  The 2021 AIP is similar to the Company’s 2020 annual incentive program, using a company-wide adjusted EBITDA performance component (80% weighting) and an individual goals performance component (20% weighting) for the most senior level participants, including the Company’s executive officers.  Achievement of the target level of performance for the adjusted EBITDA performance component results in a payout factor of 100%, with achievement of a threshold adjusted EBITDA performance level required for any payments under the 2021 AIP and a payment cap of 200% of a participant’s AIP target value.  In addition, the payout opportunity for the individual goals performance component will also vary based on the level of achievement of the adjusted EBITDA performance component to further support the achievement of the Company’s business objectives.

A copy of the 2021 AIP is attached as Exhibit 10.1 and is incorporated herein by reference.

Other Compensation Matters

On March 8, 2021, the Committee approved revised compensation arrangements for Ashish Ghia, the Company’s Chief Financial Officer.  Mr. Ghia’s base salary was increased 10% to $440,000, effective March 1, 2021.  In addition, his annual incentive target value was increased from 75% to 80% of base salary, effective for 2021.

On March 8, 2021, the Committee granted restricted stock units to certain of the Company’s “named executive officers” (as such term is defined in Item 402(a)(3) of Regulation S-K) in addition to the regular annual awards received in accordance with the officers’ previously established long-term incentive award target values.  Ashish Ghia received 3,000 and Jeffrey Ayers, Andrew Hurst and John Kline each received 2,300.  These additional stock-settled restricted stock unit awards vest in four equal installments on each of March 14, 2022, 2023, 2024 and 2025 and were made in recognition of the recipient’s contributions and as a retention tool given the recipient’s critical role within the organization.  Other terms of these additional awards are consistent with the previously disclosed time-based restricted stock unit form award agreement filed as Exhibit 10.3 to our Current Report on Form 8-K filed on May 27, 2016.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

The exhibits to this Current Report on Form 8-K are listed in the “Exhibit Index” which is contained herein and incorporated herein by reference.

Exhibit Index

Exhibit Number	Description of Exhibit

*10.1	2021 Annual Incentive Award Program pursuant to the Career Education Corporation 2016 Incentive Compensation Plan
99.1	Press Release of the Company dated March 9, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERDOCEO EDUCATION CORPORATION

By:	/s/ Ashish R. Ghia
Ashish R. Ghia
Senior Vice President and Chief Financial
Officer

Dated:	March 9, 2021

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